UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 20, 2017

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

TABLE OF CONTENTS

ITEM 8.01. OTHER EVENTS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES	5

EXHIBIT 4.1

EXHIBIT 4.2

EXHIBIT 4.3

EXHIBIT 4.4

EXHIBIT 4.5

EXHIBIT 4.6

ITEM 8.01. OTHER EVENTS.

On December 20, 2017 (the “Settlement Date”), Amazon.com, Inc. (the “Company”) completed its previously announced offer to exchange all validly tendered (and not validly withdrawn) 5.200% Senior Notes due 2025 (the “Whole Foods Market Notes”) issued by Whole Foods Market, Inc. (“Whole Foods Market”) for new 5.200% Notes due 2025 (the “Amazon Notes”) issued by the Company, and related solicitation of consents to amend the indenture governing the Whole Foods Market Notes (the “Whole Foods Market Indenture”) (together, the “Exchange Offer”). Pursuant to the Exchange Offer, $871,902,000 aggregate principal amount of the Whole Foods Market Notes were validly tendered and accepted by the Company (which represents 87.19% of the total outstanding principal amount of the Whole Foods Market Notes). Following the completion of the Exchange Offer, $128,098,000 aggregate principal amount of Whole Foods Market Notes remain outstanding.

In exchange for the validly tendered and accepted Whole Foods Market Notes, on the Settlement Date the Company issued $871,747,000 aggregate principal amount of Amazon Notes. The issuance of the Amazon Notes is registered under the Securities Act of 1933, as amended (the “Securities Act”), under a Registration Statement on Form S-4 (No. 333-221675) that the Company filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2017 which was declared effective by the SEC on December 13, 2017. The terms of the Amazon Notes are further described in the Prospectus dated December 13, 2017 that the Company filed with the SEC under Rule 424(b)(3) of the Securities Act on December 13, 2017. The Amazon Notes are senior unsecured obligations of the Company and will rank equally with all other unsecured indebtedness of the Company from time to time outstanding, and were issued pursuant to an indenture, dated as of November 29, 2012, between the Company and Wells Fargo Bank, National Association, as trustee.

Because the holders of more than 50% of the aggregate principal amount of the Whole Foods Market Notes outstanding consented to the proposed amendments to the Whole Foods Market Indenture, on December 20, 2017, U.S. Bank National Association, as trustee under the Whole Foods Market Indenture, executed a supplemental indenture (the “Second Supplemental Indenture”) pursuant to which the proposed amendments to the Whole Foods Market Indenture became effective on December 20, 2017 with respect to the remaining outstanding Whole Foods Market Notes.

The summaries of the Amazon Notes and the Second Supplemental Indenture above do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 4.4 and 4.5, and are incorporated by reference into this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of November 29, 2012, between Amazon.com, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Amazon.com, Inc.’s Current Report on Form 8-K, filed November 29, 2012).

4.2	Amended and Restated Indenture, dated as of September 8, 2016, between Whole Foods Market, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Whole Foods Market, Inc.’s Current Report on Form 8-K, filed September 9, 2016).

4.3	First Supplemental Indenture, dated as of December 3, 2015, between Whole Foods Market, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee (incorporated by reference to Whole Foods Market, Inc.’s Current Report on Form 8-K filed December 4, 2015).

4.4	Second Supplemental Indenture, dated as of December 20, 2017, between Whole Foods Market, Inc. and U.S. Bank National Association, as trustee.

4.5	Form of Amazon.com, Inc.’s 5.200% Note due 2025 (included in Exhibit 4.6).

4.6	Officers’ Certificate (with respect to Amazon.com, Inc.’s 5.200% Note due 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Kurt H. Zumwalt
Kurt H. Zumwalt
Vice President and Treasurer

Dated: December 20, 2017

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